Exhibit 10.2

                            September 27, 2007

Maclath LTDA
Mr. Curt Platt
Managing Director
Edificio Colon, Paseo Colon Piso 8, Oficina 8-4
San Jose, Costa Rica

Via DILL: 827 9020 691

Re.:               NOTICE OF DEFAULT

Subject              Limited Technology License Agreement, dated June 29, 2007
My Client          Trillennium Medical Imaging, Inc.

Dear Mr. Plan:

    This Notice of Default is provided to you pursuant to Section 132 of the "Limited Technology License Agreement" (the "Agreement") entered into between Maclath, Ltda and Trillennium Medical Imaging, Inc. on June 29, 2007,

    Maclath, Ltda is in default pursuant to the Agreement's "Events of Default" as that phrase is defined in Section 13.1(b), (c), (d), and (e) (ii) of the Agreement.

    Be advised that Trillennium intends to exercise any and all rights to which it is legally entitled. Please govern yourself accordingly.

Sincerely,

/s/ Norman A. Abood
Norman A. Abood

Cc.:Seth Bogner
Via e-mail: sbogner@uniontraderscorp.com
sbogner@utcglobal.net
sbgner@mycingular.blackberry.net